UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2007

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)
92 Pitts Bay Road
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)

(441) 405-2600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On February 9, 2007, AXIS Capital Holdings Limited, a Bermuda company (the “Company”) paid 2006 annual incentive cash bonuses as approved by the Compensation Committee of the Board of Directors to the Company’s principal executive officer, principal financial officer and named executive officers, as set forth in the Company’s proxy statement for the 2006 Annual General Meeting of Shareholders, as follows: (1) John R. Charman, Chief Executive Officer and President: $4,802,200; (2) Michael A. Butt, Chairman of the Board: $2,721,200; (3) William A. Fischer, Chief Executive Officer and President, AXIS Re Bermuda: $1,920,900; (4) David B. Greenfield, Chief Financial Officer: $672,300; (5) John Gressier, Chairman, AXIS Insurance: $2,048,900; and (6) Dennis B. Reding, Chief Operating Officer: $1,546,300.  The annual bonuses were made pursuant to the Company’s 2004 Annual Incentive Plan.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2007

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Richard T. Gieryn, Jr.
Richard T. Gieryn, Jr.
General Counsel

3